SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           May 6, 2003

EPOCH BIOSCIENCES, INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22170	91-1311592

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21720 23rd Drive S.E., Suite 150, Bothell, Washington	98021

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code           (425) 482-5555

(Former name or former address, if changed, since last report.)

Page 1 of 5 Pages
Exhibit Index is on Page 4

Item 7. Exhibits

(c)	Exhibits.

Exhibit
Number

99.1	Press Release dated May 6, 2003

Item 9. –Regulation FD Disclosure

On May 6, 2003, Epoch Biosciences, Inc. issued a press release to report its financial results for the quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

All of the foregoing information is being furnished under Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EPOCH BIOSCIENCES, INC.

Date: May 6, 2003	By:	/s/ Bert W. Hogue

Bert W. Hogue Vice President and Chief Financial Officer

3

EXHIBIT INDEX

     The following exhibits are attached hereto and incorporated herein by reference:

Exhibit		Sequentially
Number		Numbered Page

99.1	Press Release dated May 6, 2003	-

4